UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2003

CITY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

West Virginia	0-17733	55-0619957
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

25 Gatewater Road

Charleston, West Virginia, 25313

(Address of principal executive offices)

(304) 769-1100

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Copies of slide presentation

Item 9. Regulation FD Disclosure

Gerald R. Francis, Chairman, President and CEO and Charles R. (Skip) Hageboeck, Executive Vice President and CFO of City Holding Company (“the Company”) delivered a presentation regarding the Company’s financial performance to a group of analysts and investors at the Freidman Billings Ramsey 10th Annual Investor Conference, held December 2-3, 2003, at the Sheraton New York Hotel & Towers in New York City.

Copies of the slides used in the presentation will be available on the Company’s web site at www.cityholding.com and are attached as Exhibit 99.1 and incorporated herein by reference.

This report, which is furnished under Item 9 of Form 8-K, is not to be deemed an admission as to the materiality of any information in the report that is required to be disclosed by Regulation FD.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY HOLDING COMPANY

Date: December 3, 2003	By:	/s/ MICHAEL D. DEAN

Michael D. Dean Senior Vice President – Finance, Chief Accounting Officer and Duly Authorized Officer